Exhibit 10.1

Execution

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDED AND RESTATED COLLABORATION AGREEMENT

This Amended and Restated Collaboration Agreement (the “Agreement”), dated March 12, 2019 (the “Amendment Effective Date”), amends and restates the Collaboration Agreement dated November 11, 2016 (the “Effective Date”), by and between Adimab, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”), and Scholar Rock, Inc., a Delaware company having an address at 620 Memorial Drive, Cambridge, MA 02139 (hereinafter the “Scholar Rock”).

Background

Whereas, Adimab is a leader in yeast-based, fully human antibody discovery and optimization using its proprietary core technology platform;

Whereas, Scholar Rock is a biotechnology company in the business of, among other things, developing and commercializing therapeutic products;

Whereas, Scholar Rock wishes to collaborate with Adimab on discovery and/or optimization of antibodies against Target(s) of Scholar Rock’s choosing;

Whereas, Scholar Rock will have the option to develop, manufacture and commercialize the resulting Program Antibodies in accordance with the terms hereof;

Whereas, Scholar Rock and Adimab desire to clarify and amend certain terms of the Collaboration Agreement as they apply to the TGFβ Research Programs;

Whereas, Scholar Rock and Adimab also wish to collaborate with Adimab on discovery and/or optimization of antibodies against additional Target(s) of Scholar Rock’s choosing; and

Now, Therefore, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Adimab and Scholar Rock hereby agree as follows:

article 1

DEFINITIONS.

The following initially capitalized terms have the following meanings (and derivative forms of them shall be interpreted accordingly):

1.1        “AAA” has the meaning set forth in Section 10.2(c)(i) (Arbitration).

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.2        “Adimab” has the meaning set forth in the recitals.

1.3        “Adimab Indemnitees” has the meaning set forth in Section 8.2 (Indemnification by Scholar Rock).

1.4        “Adimab Materials” means any tangible biological or chemical materials (including all vectors, antibodies and other Know-How in the form of tangible biological or chemical materials) provided by Adimab to Scholar Rock under a Research Program, including quantities of Program Antibodies (and DNA encoding these Program Antibodies), but excluding from and after the time of Option exercise for the relevant Target any quantities of Optioned Antibodies (and DNA encoding these Optioned Antibodies) provided to Scholar Rock for such Target.

1.5        “Adimab Other Technology” means all Patents and all Know-How disclosed to Scholar Rock hereunder that are Controlled by Adimab or its Affiliates as of the Effective Date or arising outside of the Research Programs, that are reasonably necessary or useful to develop and commercialize any Optioned Antibody or Product, but excluding all (a) Know-How within the Adimab Platform Technology, (b) Adimab Platform Patents, (c) Adimab Platform Technology Improvements and (d) Excluded Technology.

1.6        “Adimab Platform Patents” means all Patents (a) included within Adimab Platform Technology; or (b) that Cover Adimab Platform Technology Improvements. (For clarity, Adimab Platform Patents exclude Program Antibody Patents.)

1.7        “Adimab Platform Technology” means all Patents and Know-How Controlled by Adimab or its Affiliates as of the Effective Date or during the Term that directly relate to: [***]. For clarity, Adimab Platform Technology excludes [***].

1.8        “Adimab Platform Technology Improvement” means all Know-How developed or discovered through or as a result of a Research Program, and all Program Inventions that constitute, Cover, or claim any improvements, enhancements, modifications, substitutions, alternatives or alterations to Adimab Platform Technology.

1.9        “Affiliate” means an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a Party. For this purpose, “control” means the ownership of fifty percent (50%) or more of the voting securities entitled to elect the directors or management of the entity, or the actual power to elect or direct the management of the entity.

1.10    “Agreement” has the meaning set forth in the recitals.

1.11    “Amendment Effective Date” has the meaning set forth in the recitals.

1.12    “CD Fibrosis Research Program” shall have the meaning set forth in Section 2.1(a)(i)(2).

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.13    “CDR” means the complementarity determining regions of an antibody as defined by the Kabat numbering scheme or, the Chothia numbering scheme or, the IMGT database.

1.14    “CI Fibrosis Research Program” shall have the meaning set forth in Section 2.1(a)(i)(3).

1.15    “Combination Product” means a product containing an Optioned Antibody as well as one or more other active ingredient. [***]

1.16    “Commercially Reasonable Efforts” means [***].

1.17    “Confidential Information” has the meaning set forth in Section 6.1(a) (General Confidentiality Obligations).

1.18    “Control” means, with respect to any Know-How or Patent, possession by a Party, directly or through an Affiliate, and whether by ownership or license (other than pursuant to this Agreement), of the ability to grant a license or sublicense as provided for in this Agreement without violating the terms of any written agreement with any Third Party.

1.19    “Cover” means, with respect to a particular item and a particular Patent, that, in any of the countries of manufacture, use, and/or sale, (a) the composition of such item, of any of its ingredients or formulations, or of any product containing such item or that is made using such item by virtue of such product containing or being made using such item; (b) a method of making or using any of the foregoing things referred to in (a); (c) an item used or present in the manufacture of any of the foregoing things referred to in (a) or (b) (for example, with respect to a biologic, any vector, plasmid or cell line used to manufacture such product or item or any ingredient in either of them); and/or (d) any method by which the foregoing things referred to in (a), (b), or (c) was discovered or identified, or another item present during or used in such method would, in the absence of a license or assignment, infringe a valid claim of at least one Patent.

1.20    “Discovered Antibody” means any Program Antibody other than an Optimized Antibody, and any Program-Benefited Antibody generated from such Discovered Antibody.

1.21    “Discovered Product” means any Product other than an Optimized Product.

1.22    “Dispute” has the meaning set forth in Section 10.2(a) (Initial Dispute Resolution).

1.23    “Effective Date” has the meaning set forth in the recitals.

1.24    “Evaluation Term” means, with respect to each Research Program other than a Fibrosis Research Program, the time period beginning upon the Final Delivery with respect to such Research Program and ending on the earlier of [***].

1.25    “Excluded Technology” means [***].

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.26    “Fibrosis Evaluation Term” means, with respect to each Fibrosis Research Program, the time period beginning upon the Final Delivery with respect to such Research Program and ending on the earlier of [***].

1.27    “Fibrosis Research Program” shall mean the CI Fibrosis Research Program and the CD Fibrosis Research Program.

1.28    “Field” means all uses.

1.29    “Final Delivery” means, on a Research Program-by-Research Program basis, the delivery by Adimab to Scholar Rock of antibody sequences for Program Antibodies from Adimab’s discovery efforts (i.e., completion of the types of activities described in Phase 4 in the Research Plan attached hereto as Exhibit B) for such Research Program. For clarity, if there are multiple deliveries of antibody sequences during the course of a Research Program (e.g., one or more deliveries with respect the Program Antibodies generated through the initial discovery process and a subsequent delivery of sequences with respect to optimization of the initially delivered Program Antibodies into new, optimized Program Antibodies), then Final Delivery shall mean only the last of such deliveries; provided, however, that [***], no additional services are being conducted by Adimab for such Research Program, and Scholar Rock has not submitted a list of Program Antibodies for additional work (e.g., optimization) with respect to such Research Program, then such delivery will be deemed to be the Final Delivery under such Research Program, even if the possibility exists that Adimab will perform additional work with respect to such Research Program (and even if Adimab actually subsequently performs additional work with respect to such Research Program).

1.30    “First Commercial Sale” means, with respect to a Product in any country, the first sale, transfer or disposition for value or for end use or consumption of such Product in such country after Marketing Approval (and, if applicable, pricing approval) for such Product has been received in such country.

1.31    “Force Majeure” means conditions beyond a Party’s reasonable control or ability to plan for, including acts of God, war, terrorism, civil commotion, labor strike or lock-out; epidemic; failure or default of public utilities or common carriers; and destruction of facilities or materials by fire, earthquake, storm or like catastrophe; provided, however, the payment of invoices due and owing under this Agreement shall not be excused by reason of a Force Majeure affecting the payor.

1.32    “FTE” means the equivalent of a full-time employee’s working days over a twelve (12) month period (taking account of normal vacations, sick days and holidays not being considered working days), which equates to a total of one thousand eight hundred (1,800) hours per twelve (12) month period of work performed by a fully qualified Adimab employee or consultant in a Research Program. To provide an FTE over a given time period that is less than a year means to provide the proportionate share (corresponding to the proportion that such time period bears to a full year) during such time period of a full year’s FTE.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.33    “FTE Rate” means [***] dollars ($[***]) per FTE.

1.34    “Indemnify” has the meaning set forth in Section 8.1 (Indemnification by Adimab).

1.35    “Joint Program Inventions” means all Program Inventions made jointly by employees of, or others obligated to assign Program Inventions to, each of Adimab (or its Affiliates) and Scholar Rock (or its Affiliates).

1.36    “Know-How” means all technical information and know-how in any tangible or intangible form, including (i) inventions, discoveries, trade secrets, data, specifications, instructions, processes, formulae, materials (including cell lines, vectors, plasmids, nucleic acids and the like), methods, protocols, expertise and any other technology, including the applicability of any of the foregoing to formulations, compositions or products or to their manufacture, development, registration, use or marketing or to methods of assaying or testing them or processes for their manufacture, formulations containing them or compositions incorporating or comprising them, and (ii) all data, instructions, processes, formulae, strategies, and expertise, whether biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical, analytical, or otherwise and whether related to safety, quality control, manufacturing or other disciplines.

1.37    “Licensee” means a Third Party to whom Scholar Rock has granted, directly or indirectly, rights to research, develop, manufacture, and/or commercialize Program-Benefited Antibodies; provided, however, that Licensees shall exclude fee-for-service contract research organizations or contract manufacturing organizations acting in such capacity. For clarity, licensees of the rights assigned to Scholar Rock by Adimab and sublicensees of the license granted by Adimab to Scholar Rock pursuant to Section 3.2 (Commercial Rights) shall be Licensees.

1.38    “Licensee Agreement” has the meaning set forth in Section 3.2(b)(iii) (Licensees).

1.39    “Losses” has the meaning set forth in Section 8.1 (Indemnification by Adimab).

1.40    “Marketing Approval” means, with respect to a therapeutic in any given country, approval to market a Product legally as a drug or biologic, including approval of a Biologic License Application (as defined in the U.S. Federal Food, Drug and Cosmetics Act and the regulations promulgated thereunder (21 C.F.R. §§ 600-680) in the United States, or approval of a comparable filing in the United States or any other jurisdiction. Pricing approval need not be obtained in order for Marketing Approval to be achieved.

1.41    “Milestone Event” has the meaning set forth in Section 4.4(a) (Milestone Events).

1.42    “Milestone Payment” has the meaning set forth in Section 4.4(a) (Milestone Events).

1.43    “Multispecific Product” means a Product which contains CDRs from at least two (2) different antibodies, one or more of which is not a Program-Benefited Antibody.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.44    “Naïve Library” means an antibody library containing at least 109 transformants, containing both heavy and light chains, and used in initial screening to discover antibodies of interest against a given Target.

1.45    “Net Sales” means the gross amounts invoiced for a Product by Scholar Rock, its Affiliates and Licensees for sales or other commercial disposition of such Product to a Third Party purchaser, less the following:

[***]

1.46    “Non-Optioned Antibodies” means any Program Antibody with respect to which the Evaluation Term (or Fibrosis Evaluation Term, as applicable) has expired and which was not selected by Scholar Rock pursuant to Section 3.2(a) (Option), and any Program-Benefited Antibody generated from such Program Antibody.

1.47    “Oncology Research Program” shall have the meaning set forth in Section 2.1(a)(i)(1).

1.48    “Optimized Antibody” means a Program Antibody that results from optimization of a Scholar Rock Antibody under a Research Plan, and any Program-Benefited Antibody generated from such Optimized Antibody. For clarity, the Scholar Rock Antibody which is optimized by Adimab shall not itself be an Optimized Antibody.

1.49    “Optimized Product” means a Product which contains one or more Optimized Antibodies but does not contain any Discovered Antibodies.

1.50    “Option” has the meaning set forth in Section 3.2(a) (Option).

1.51    “Option Extension Fee” means (a) [***] dollars ($[***]) [***] and (b) [***] dollars ($[***]) [***].

1.52    “Option Fee” has the meaning set forth in Section 4.3 (Option Fee).

1.53    “Optioned Antibody” means any Program Antibody selected by Scholar Rock pursuant to Section 3.2(a) (Option), and any Program-Benefited Antibody generated from such Program Antibody.

1.54    “Optioned Program Antibody Patents” means those Program Antibody Patents that Cover Optioned Antibodies and do not disclose Non-Optioned Antibodies.

1.55    “Other Inventions” has the meaning set forth in Section 5.1(a) (Program Patents and Program Inventions).

1.56    “Party” means Adimab or Scholar Rock.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.57    “Patent” means any patent application or patent anywhere in the world, including the following: provisional, utility, divisional, continuation, continuation-in-part; re-issued patents, re-examined patents, and any rights associated with extended patent terms, including Patent Term Adjustment (PTA), Patent Term Extension (PTE), Supplementary Protection Certificates (SPC), and other similar rights.

1.58    “Phase I Trial” means a human clinical trial (whether a phase la or a phase lb trial) in any country of the type described in 21 C.F.R. §312.21(a), or an equivalent clinical study required by a regulatory authority outside of the United States.

1.59    “Phase II Trial” means a human clinical trial conducted in any country of the type described in 21 C.F.R. §312.21(b), or an equivalent clinical study required by a regulatory authority outside of the United States.

1.60    “Phase III Trial” means a human clinical trial in any country of the type described in 21 C.F.R. § 312.21(c), or an equivalent clinical study required by a regulatory authority outside the United States. For purposes of this definition, a human clinical trial that combines elements of a Phase II Trial and a Phase III Trial and is expected to form the basis of a regulatory application for regulatory approval shall be deemed a Phase III Trial.

1.61    “Product” means any actual or potential product that comprises or contains one or more Program-Benefited Antibodies (whether or not such product is, is intended to be, or was under evaluation for safety, efficacy, or other factors).

1.62    “Program Antibody” means each antibody (including physical materials and the sequence thereof) generated from use of the Adimab Platform Technology and delivered by Adimab to Scholar Rock under a Research Program. It is understood and agreed that even if Adimab delivers nucleic acid sequences or amino acid sequences to Scholar Rock instead of protein samples, antibodies encoded by such nucleic acid sequences or containing such amino acid sequences are Program Antibodies, in addition to antibodies samples which are physically delivered to Scholar Rock under this Agreement.

1.63    “Program Antibody Patents” means, for a Target, Program Patents that (a) Cover a Program-Benefited Antibody or any Product and (b) do not Cover Adimab Platform Technology or Adimab Platform Technology Improvements.

1.64    “Program-Benefited Antibody” means any Program Antibody and any modified or derivative form of any such Program Antibody (including an scFv) created by or on behalf of Scholar Rock or its Licensees, [***]. Notwithstanding the foregoing, a Program-Benefited Antibody shall not include any antibody that Scholar Rock or its Licensees researched and developed outside the scope of a Research Program and without reliance or use of any data (excluding Target related data) or materials generated under a Research Program or in connection with an Optioned Antibody.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.65    “Program Inventions” means any invention that is conceived and/or first reduced to practice in the course of or as a result of the activities conducted under this Agreement (including in exercise of a license under this Agreement). For clarity, Program Inventions include all Know-How made, developed, invented or discovered by employees, contractors or agents of either Party or of both Parties pursuant to this Agreement.

1.66    “Program Patent” means any Patent Covering a Program Invention.

1.67    “Research Committee” has the meaning set forth in Section 2.2(a) (Scientific Research Committee).

1.68    “Research Plan” means on a Target-by-Target basis, the research plan to be agreed upon by the Parties with respect to such Target in accordance with Section 2.1(a) (Research Plans) hereof, which shall include the number of expected FTEs to be expended on the project by Adimab and the relevant deliverables.

1.69    “Research Program” means on a Target-by-Target basis, a program of research conducted under this Agreement in accordance with a Research Plan for such Target.

1.70    “Research Term” means the period beginning on the Effective Date and ending, on a Research Program-by-Research Program basis, upon Adimab’s Final Delivery under a Research Plan; provided, however, that in the event that Adimab is unable to deliver antibodies pursuant to a Research Plan within [***] months of commencing work on such Research Plan, then Adimab may terminate the Research Term at such point.

1.71    “Royalty Payment” has the meaning set forth in Section 4.5(a) (Royalty Payments).

1.72    “Royalty Term” means, on a Product-by-Product and country-by-country basis, the term ending at the later of (i) [***] years after the First Commercial Sale of such Product in such country and (ii) the expiration of the last Patent containing a Valid Claim, Controlled by Scholar Rock or its Affiliates that claims a Program-Benefited Antibody contained in such Product.

1.73    “Scholar Rock” has the meaning set forth in the recitals.

1.74    “Scholar Rock Antibody” means any antibody Controlled by Scholar Rock or its Affiliates (other than a Program-Benefited Antibody) which antibody is optimized by Adimab pursuant to a Research Plan hereunder. Scholar Rock Antibodies shall be Scholar Rock Materials and shall not be Program-Benefited Antibodies.

1.75    “Scholar Rock Collaborator” has the meaning set forth in Section 2.4 (Use of Adimab Materials).

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.76    “Scholar Rock Collaborator Agreement” has the meaning set forth in Section 2.4 (Use of Adimab Materials).

1.77    “Scholar Rock Indemnitees” has the meaning set forth in Section 8.1 (Indemnification by Adimab).

1.78    “Scholar Rock Materials” means (a) any tangible biological or chemical materials (including antigen samples and other Know-How in the form of tangible biological or chemical materials) provided by Scholar Rock to Adimab under a Research Program (other than commercial material purchased by Scholar Rock and delivered to Adimab), and (b) from and after the time of the Option exercise for a Target, the quantities of Optioned Antibody to such Target provided to Scholar Rock by Adimab under this Agreement.

1.79    “Scholar Rock Program Inventions” has the meaning set forth in Section 5.1(a).

1.80    “Senior Executive Discussions” has the meaning set forth in Section 10.2(a) (Initial Dispute Resolution).

1.81    “Target” means a target selected by Scholar Rock pursuant to Section 2.1 (Research Programs).

1.82    “Target Nomination Period” means the term beginning on the Effective Date and ending on December 31, 2020.

1.83    “Target Questionnaire” means the form of target questionnaire attached hereto as Exhibit A.

1.84    “Technical Milestone II Criteria” has the meaning set forth in Section 4.2(b)(iii) (Technical Milestone II).

1.85    “Term” shall have the meaning set forth in Section 9.1 (Term).

1.86    “TGFβ Research Program” shall mean the Oncology Research Program, the CI Fibrosis Research Program, and the CD Fibrosis Research Program.

1.87    “Third Party” means an entity other than a Party or a Party’s Affiliates.

1.88    “Third Party Claims” has the meaning set forth in Section 8.1 (Indemnification by Adimab).

1.89    “Third Party Patent Licenses” means Patent licenses obtained by Scholar Rock or its Affiliate or Licensee after Scholar Rock or such Affiliate or Licensee determines in good faith that one or more such Patent licenses from Third Parties are reasonably required by Scholar Rock or such Affiliate or Licensee because such Patents Cover the way in which Program Antibodies were discovered or optimized using Adimab Platform Technology under a Third Party Patent Covering the Adimab Platform Technology itself or the operation of the Adimab Platform Technology, in order to avoid Third Party claims of patent infringement relating to the discovery or optimization of an Optioned Antibody, which claims are reasonably believed by Scholar Rock or such Affiliate or Licensee to be reasonably likely not to be dismissed at summary judgment and are reasonably likely to succeed overall. For clarity, Third Party Patent Licenses explicitly excludes licenses to any Excluded Technology.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.90   “Valid Claim” means, with respect to a particular country, a claim of a Patent in such country, which claim (a) is issued and unexpired and has not been found to be unpatentable, invalid or unenforceable by a court or other authority having jurisdiction, from which decision no appeal is taken, will be taken or can be taken; or (b) is pending and has not been finally abandoned or finally rejected and has been pending for no more than seven (7) years.

1.91    References in the body of this Agreement to “Sections” refer to the sections of this Agreement. The terms “include,” “includes,” “including” and derivative forms of them shall be deemed followed by the phrase “without limitation” regardless of whether such phrase appears there (and with no implication being drawn from its inconsistent inclusion or non-inclusion) and the term “or” has the inclusive meaning represented by the phrase “and/or” (regardless of whether it is actually written and drawing no implication from the actual use of the phrase “and/or” in some instances but not in others).

1.92    To avoid doubt, the term “antibody” as used everywhere else in this Agreement includes both full-length antibodies, fragments thereof, and chemically modified versions thereof (including pegylated versions and regardless of whether containing amino acid substitutions), all of the foregoing whether naturally occurring, artificially produced, raised in an artificial system, or created through modification of an antibody produced in any of the foregoing ways or otherwise, and whether represented by physical material, nucleic acid sequences, or amino acid sequences.

article 2

RESEARCH PROGRAMS.

2.1              Research Programs.

(a)               Research Plans. Prior to the Amendment Effective Date, Adimab and Scholar Rock had started [***] Research Programs as follows [***]:

(i)             [***];

(ii)            [***];

(iii)           [***] (the “Oncology Research Program”) includes those Program Antibodies listed on Exhibit C hereto. [***]

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(iv)             [***] (the “CI Fibrosis Research Program”) includes those Program Antibodies listed on Exhibit D hereto. [***]

(v)              [***] (the “CD Fibrosis Research Program”) includes those Program Antibodies listed on Exhibit E hereto. [***]

(b)              Additional Research Plans. In addition to the Research Programs described above, the Parties agree that Scholar Rock may initiate up to [***] additional Research Programs. Scholar Rock may nominate a new Target for a Research Program by completing a Target Questionnaire and delivering it to Adimab during the Target Nomination Period. Upon completion of a Target Questionnaire by Scholar Rock, the Parties shall agree to a Research Plan setting forth the expected timeline, budget, and relevant deliverables from initial discovery and from optimization of Program Antibodies. In addition, a Research Plan will set forth the criteria for achieving the technical milestone described in Section 4.2(b) (Technical Milestones), which criteria shall be of the type that Adimab currently has the capability of analytically measuring, such as affinity and epitopic coverage, and such attributes shall not include any sort of measurement of biological functionality. To the extent that Scholar Rock is unable to identify IgGs with biological functionality in the initial panel of IgGs delivered by Adimab as described in Phase 2 of the Research Plan, Scholar Rock may request that Adimab use Commercially Reasonable Efforts to screen additional IgGs beyond the initial panel to attempt to identify IgGs with the desired function in accordance with a revised, mutually-agreed Research Plan to govern such activities; provided, however, that in no event shall Adimab be required to commence new screening activities beyond the date which is [***] months after the initial screening efforts unless both Parties agree to such extension. Such Research Plan shall be based upon the form of Research Plan attached hereto as Exhibit B, and shall include Adimab’s responsibilities with respect to the discovery and optimization of antibodies with respect to a Target. Such Research Plan shall be agreed upon in writing by the Parties, and such Research Program shall be conducted in accordance therewith. Neither Party is required to perform a Research Program under this Agreement if the Parties do not mutually agree in writing on a Research Plan. Adimab shall use Commercially Reasonable Efforts to commence Research Programs hereunder promptly; provided, however that Adimab’s obligation to commence a Research Program hereunder shall be subject to the availability of Adimab researchers to perform such Research Program; provided, further, however, that any delay will not exceed two (2) months after agreement on a Research Plan and quality control of antigen. In the event that Scholar Rock desires to increase the number of Research Programs it would like to begin during the Target Nomination Period, the Parties will discuss such additional Research Program(s) in good faith.

(c)               Conduct of Research.

(i)                 Evaluation Term. During the Evaluation Term (or Fibrosis Evaluation Term, as applicable), each Party shall use its Commercially Reasonable Efforts to perform the activities assigned to such Party in a Research Plan and to achieve the timeline(s) set forth in such Research Plan. Adimab’s performance obligations under a Research Program shall be contingent upon Scholar Rock providing the Scholar Rock Materials, if any, set forth in such Research Plan. Such Scholar Rock Materials are expected to include Target antigen of suitable quality for performance of the Research Program. Adimab’s obligations with regard to the performance of a Research Program shall be subject to the Scholar Rock Materials passing Adimab’s quality control standards. Adimab’s obligations with regard to the performance of a Research Program shall expire at the end of the Research Term for such Research Program.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii)              Research Term. During the applicable Research Term and for a period of [***] after, the campaign manager for a given Research Program shall not perform, or supervise the performance of, research relating to the corresponding Target using Adimab Platform Technology for Adimab or its Affiliates (whether for itself or on behalf of any Third Party).

(d)              Subcontracting. Adimab may subcontract any of its activities to be performed under a Research Plan to an Affiliate or Third Party, provided that (a) Adimab first obtain Scholar Rock’s prior written consent, (b) any such Affiliate or Third Party will have entered into a written agreement with Adimab that includes terms and conditions protecting and limiting use and disclosure of Confidential Information at least to the same extent as under this Agreement, (c) such Affiliate or Third Party and its personnel have or will have executed prior to performing any such activities binding agreements to assign to Adimab all right, title and interest in and to any Patents and Know-How created, conceived or developed in connection with the performance of subcontracted activities.

2.2              Project Management.

(a)               Scientific Research Committee. Promptly after the completion of the first Research Plan, the Parties shall form a steering committee consisting of [***] representatives of each Party (the “Research Committee”) to oversee such Research Plan. The Research Committee’s role is to facilitate communication regarding progress and performance in relation to the Research Programs and the collaboration generally. Either Party may change its Research Committee members upon written notice to the other Party. The Research Committee may meet in person or by teleconference or videoconference. Each Party shall designate one of its Research Committee members as co-chair. The Research Committee shall meet from time to time promptly after the date of a written request by either Party. Additional members representing either Party may attend any Research Committee meeting. The co-chairs shall be responsible for circulating, finalizing and agreeing upon minutes of each meeting within [***] days after the meeting date. Upon expiration of the final Research Term, the Research Committee shall be disbanded.

(b)              Decision Making. The Research Committee shall operate by consensus but solely within the limits specified in this Section 2.2 (Project Management), it being understood that if the co-chairs cannot agree with regards to a specific matter within their decision-making authority, Scholar Rock shall have the tie-breaking vote; provided, however that Scholar Rock shall not have the power to do any of the following without the prior written consent of Adimab: [***]. The Research Committee shall have the limited authority to amend the Research Plans in a manner not substantially affecting resources required to perform a Party’s obligations hereunder. Except for the limited authority set forth in this Section 2.2 (Project Management), the Research Committee shall not have any decision-making authority and in no event shall the Research Committee have the power to amend or waive compliance with this Agreement.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)               Alliance Managers. Each Party shall designate in writing within [***] days after signing an “Alliance Manager” to be the primary contact for such Party. The Alliance Manager shall be responsible for managing communications between the Parties with respect to a Research Program, including responsibility for scheduling teleconferences and coordinating Research Committee meetings. Alliance Managers may also be members of the Research Committee.

2.3              Reports; Records.

(a)               By Adimab. During the applicable Research Term, Adimab shall provide written reports to Scholar Rock regarding such Research Plan. Notwithstanding the foregoing or anything express or implied anywhere in this Agreement, Adimab shall not be required to disclose any Adimab Platform Technology or Adimab Platform Technology Improvements to Scholar Rock. Adimab shall maintain records, in sufficient detail and good scientific manner appropriate for patent purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of a Research Program, for a period of at least [***] following completion or termination of the applicable Research Plan. Adimab shall provide Scholar Rock with at least [***] days’ written notice prior to destroying any such records. Scholar Rock shall have the right to audit any such records upon reasonable written notice to Adimab, and to request and receive copies of such records, provided that, in the event that such records and data include disclosure of Adimab Platform Technology or Adimab Platform Technology Improvements, Adimab may redact those portions that would disclose Adimab Platform Technology or Adimab Platform Technology Improvements prior to any review, inspection or receipt by Scholar Rock.

(b)              By Scholar Rock. During the applicable Research Term, Scholar Rock shall provide semi-annual written reports to Adimab which provide any data Scholar Rock is required to provide under a Research Plan and which shall disclose updated information regarding the existence and stage of development of all Program-Benefited Antibodies since the date of the last report. For clarity, the information reported by Scholar Rock after the Evaluation Term (or Fibrosis Evaluation Term, as applicable) shall be solely for the purpose of allowing Adimab to monitor Scholar Rock’s obligations under this Agreement.

2.4              Use of Adimab Materials. Scholar Rock and its Affiliates and Licensees shall only use Adimab Materials (a) as is necessary to conduct a Research Program during the Research Term and the Evaluation Term (or Fibrosis Evaluation Term, as applicable), (b) pursuant to the license granted under Section 3.1(a) (Research License to Scholar Rock) of this Agreement while such license is in effect, or (c) after exercise of the Option, to generate and test Program-Benefited Antibodies in accordance with Section 9.4 (Commitments Regarding Program-Benefited Antibodies). Scholar Rock shall not use Adimab Materials for any other purposes. For clarity, this means that, except as specified pursuant to the foregoing sentence, Scholar Rock shall not (i) [***] or (ii) use any Program-Benefited Antibodies or Adimab Materials, or information related to the composition or sequences thereof (but excluding Target related data), to discover or develop an alternative to any Program Benefited Antibody. For clarity, the “sequence” of an antibody includes the amino acid sequence of the antibody and the corresponding nucleic acid sequences. Adimab acknowledges and agrees that upon receipt of Program Antibodies, Scholar Rock, its Affiliates, Third Party service providers and Scholar Rock Collaborators, and after exercise of the Option, Licensees, may conduct testing on such Program Antibodies to optimize such Program Antibodies.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Adimab retains title to the Adimab Materials, including all quantities of Program Antibodies that it provides under a Research Program, including during the Evaluation Term (or Fibrosis Evaluation Term, as applicable). Such quantities of Program Antibodies (i) are for use solely in assessing whether to exercise the Option for such Target; provided, however, that Scholar Rock may use such quantities of Program Antibodies and Program-Benefited Antibodies to compare the performance of Program Antibodies and Program-Benefited Antibodies in various assays against other Program Antibodies and Program-Benefited Antibodies, other antibodies (including commercial and research antibodies), or any other agent, and (ii) shall not be used in humans. Should Scholar Rock not exercise its Option as described in Section 3.2(a) (Option), Scholar Rock shall return to Adimab or destroy any remaining Program-Benefited Antibodies in its possession on expiration of the Evaluation Term (or Fibrosis Evaluation Term, as applicable) for such Target. Without limiting the generality of the foregoing, during the Evaluation Term (or Fibrosis Evaluation Term, as applicable) and after expiration of the Options, if unexercised, Scholar Rock shall not provide Program-Benefited Antibodies to Third Parties; provided, however, that (a) Scholar Rock may use Third Party service providers in the evaluation of Program Antibodies and Program-Benefited Antibodies and (b) Scholar Rock may provide Program Antibodies and Program-Benefited Antibodies Scholar Rock Collaborators so long as in the case of (a) and (b), (1) each such Third Party service providers and Scholar Rock Collaborators will have entered into a written agreement with Scholar Rock that includes terms and conditions protecting and limiting use and disclosure of Confidential Information at least to the same extent as under this Agreement, (2) each such Third Party service providers and Scholar Rock Collaborators and its personnel have or will have executed prior to performing any such activities binding agreements to assign or exclusively license to Scholar Rock all right, title and interest in and to any Patents and Know-How that relate to the Adimab Materials created, conceived or developed in connection with the performance of subcontracted activities, and (3) Scholar Rock shall remain directly responsible to Adimab for the performance of such Third Party service providers Scholar Rock Collaborators. Notwithstanding the foregoing, should Scholar Rock exercise the Option for a given Target, all right, title and interest in and to those Program-Benefited Antibodies shall belong to and vest in Scholar Rock (subject to the terms and conditions of this Agreement with respect to Program-Benefited Antibodies, including Section 9.4 (Commitments Regarding Program-Benefited Antibodies) hereof).

2.5              Use of Scholar Rock Materials. Adimab shall use the Scholar Rock Materials solely to perform a Research Program for the applicable Target and for no other purposes. Adimab shall not transfer the Scholar Rock Materials to any Third Party. Within [***] days after receiving written notice from Scholar Rock to do so, Adimab will return to Scholar Rock or destroy any remaining Scholar Rock Materials (at Scholar Rock’s direction).

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.6              Certain Restrictions on the Use of Antibodies.

(a)               Adimab Restrictions. Adimab shall not: (i) use a Naïve Library to screen with respect to a Target under any Research Plan if Adimab has previously screened such Naïve Library for the same Target; (ii) in the future screen a Naïve Library with respect to a Target if Adimab had previously screened such Naïve Library for such Target pursuant hereto; (iii) transfer a Naïve Library used to screen for a Target hereunder to any Third Party; (iv) provide any Third Party with any Program Antibody delivered to Scholar Rock pursuant hereto; provided, however, that Adimab may provide a Third Party with a Non-Optioned Antibody if such Non-Optioned Antibody is independently rediscovered without the use of Scholar Rock Materials or Scholar Rock Confidential Information and without violating the provisions of clause (ii) above; (v) deliver to Scholar Rock as a Program Antibody any antibody previously delivered to a Third Party; provided, however, that Adimab may provide Scholar Rock with a Program Antibody if such Program Antibody is not licensed (or optioned) to a Third Party and such Program Antibody was independently rediscovered without the use of Third Party Materials or Third Party Confidential Information and without violating the provisions of clause (i) above; (vi) file any Program Antibody Patents (except pursuant to Scholar Rock’s instructions in accordance with Article 5 hereof); (vii) file any Patent application that incorporates or relies on any Confidential Information of Scholar Rock or its Affiliates; or (viii) use the Program Antibodies, or any other antibody identified pursuant to a Research Plan hereunder, to research, develop, manufacture or commercialize biologic or drug products in the Field for Adimab, its Affiliates or for any Third Parties.

Notwithstanding anything to the contrary in this Agreement:

(i)               subject to Section 2.6(a) above and the following Section 2.6(a)(ii), nothing herein shall prevent Adimab from licensing or transferring some or all of the Adimab Platform Technology and/or Adimab Platform Technology Improvements to a Third Party (including technical support in connection therewith) nor shall anything herein require Adimab to in any way limit the use of the Adimab Platform Technology and/or Adimab Platform Technology Improvements by Adimab or a Third Party; provided, however, that Adimab shall not provide any Third Party with any antibody library used in conducting any Research Program hereunder, and no such license or transfer shall in any way limit the licenses granted to Scholar Rock in Sections 3.1(a) and 3.2(b)(ii); and

(ii)              nothing herein shall require Adimab to physically remove from its libraries, or to prevent from being included in future libraries, any Program-Benefited Antibodies. Adimab hereby reserves the right for Adimab, its Affiliates, and those deriving rights from them to include Program-Benefited Antibodies in antibody library(ies) transferred or licensed by Adimab to Third Parties (including the transfer of physical possession of samples of Program-Benefited Antibodies to a Third Party as part of the transfer of libraries in such transactions). For clarity, Third Party recipients of Adimab’s Platform Technology and/or Naïve Libraries are entitled to conduct any activity with respect to Program-Benefited Antibodies without contractual restriction from Adimab (although such activities may infringe Patents held by third parties, including Scholar Rock); provided, however, that Adimab and each of its Affiliates shall maintain a complete and accurate list of all Naïve Libraries used as part of the Research Programs.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)              Scholar Rock Restrictions. Scholar Rock hereby covenants that it, its Affiliates and its Licensees shall not seek to or actually research, develop or commercialize any Program-Benefited Antibody, or product containing the foregoing (other than the activities permitted hereunder during the Research Term and the Evaluation Term (or Fibrosis Evaluation Term, as applicable) for the purpose of determining whether or not to exercise the Option for such Target) except as Products containing Optioned Antibodies under this Agreement.

article 3

LICENSES; OPTION; DEVELOPMENT & COMMERCIALIZATION

3.1              Mutual Research Licenses.

(a)               Research License to Scholar Rock. During the Research Term and Evaluation Term (or Fibrosis Evaluation Term, as applicable) for a Research Program, Adimab, on behalf of itself and its Affiliates, hereby grants Scholar Rock and its Affiliates a non-exclusive, sublicensable (solely to Third Party service providers and Scholar Rock Collaborators in accordance with Section 2.4 (Use of Adimab Materials)), worldwide, license under the Adimab Platform Patents, Adimab Platform Technology, Adimab Other Technology, Adimab’s interest in Other Inventions, and Program Antibody Patents to perform research in the Field for the purposes of performing Scholar Rock’s responsibilities under this Agreement and a Research Plan hereunder and to evaluate Program Antibodies for purposes of determining whether to exercise an Option. For clarity, multiple antibody selectivity profiles may be generated during a single Research Program, and Scholar Rock will have the right to test and evaluate antibodies from a research program irrespective of their selectivity profile. For further clarity, although comparison of Program Antibodies to antibodies generated outside a Research Program is permitted (e.g., comparing affinities, specificities, function, etc.), the license granted to Scholar Rock pursuant to this Section 3.1(a) (Research License to Scholar Rock) excludes the right to (i) discover, optimize, or otherwise generate Program-Benefited Antibodies, (ii) discover or optimize other antibodies using the Adimab Materials, Adimab Platform Technology or Adimab Platform Technology Improvements, or (iii) use Program Antibodies or Adimab Materials to (a) screen for other antibodies’ activity vis-à-vis the applicable Target or (b) design other antibodies (in each case, other than Program-Benefited Antibodies that will be milestone- and royalty-bearing to Adimab under this Agreement).

(b)              Research License to Adimab. During the Research Term and Evaluation Term (or Fibrosis Evaluation Term, as applicable) for a Research Program, Scholar Rock and its Affiliates hereby grants to Adimab and its Affiliates a non-exclusive, non-sublicensable (except to permitted contractors of Adimab in accordance with Section 2.1(c)), non-transferable, license under all Patents and Know-How Controlled by Scholar Rock, including those relating to any Target (including any that relate by claiming antibodies directed to the Targets or a mechanism of action via the Targets) or any Scholar Rock Materials, solely to perform Adimab’s responsibilities under a Research Plan and for no other purpose.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.2              Commercial Rights.

(a)            Option. On a Research Program-by-Research Program basis, Adimab hereby grants Scholar Rock the exclusive option (an “Option”) to obtain the licenses and assignments described in Section 3.2(b) (Development and Commercialization License and Assignment) for Optioned Antibodies discovered during a Research Program, exercisable, in Scholar Rock’s sole discretion, on or before the expiry of the applicable Evaluation Term (or, in the case of the Fibrosis Research Programs, on or before the expiry of the applicable Fibrosis Evaluation Term) by written notice to Adimab accompanied by payment of the Option Fee for such Research Program. On a Research Program-by-Research Program basis, Scholar Rock shall have the right [***].

(b)              Development and Commercialization License and Assignment.

(i)               Assignment. Subject to Scholar Rock’s exercise of the Option, Adimab, on behalf of itself and its Affiliates, hereby assigns to Scholar Rock, subject to the terms and conditions of this Agreement, all right, title and interest in and to all applicable Optioned Program Antibody Patents, the transfer of which shall occur automatically without any further action required by either Party or any of their respective Affiliates. Notwithstanding the foregoing, Adimab agrees to cooperate in executing related confirmatory assignment upon request by Scholar Rock.

(ii)              License. Adimab, on behalf of itself and its Affiliates, hereby grants to Scholar Rock and its Affiliates for each Research Program, which may only be practiced upon Scholar Rock’s exercise of the applicable Option, a worldwide, royalty-free, fully paid-up, non-exclusive, sublicensable through multiple tiers (solely as provided in Section 3.2(b)(iii) (Licensees), which Section shall apply to each such tier) license under the Adimab Platform Patents, Adimab Platform Technology, Adimab’s interest in Other Inventions, and Adimab Other Technology, in the Field, to research, develop, have developed, make, have made, use, sell, offer to sell, import and export Optioned Antibodies and Products during the Term. For clarity, the license to Scholar Rock excludes the right to (i) discover or optimize antibodies using the Adimab Platform Technology or Adimab Platform Technology Improvements, or (ii) use Program-Benefited Antibodies or Adimab Materials to (a) screen for other antibodies’ activity or (b) design other antibodies (in the case of either (a) or (b), other than Program-Benefited Antibodies that will be milestone- and royalty-bearing to Adimab under this Agreement).

(iii)             Licensees. Except as permitted by Section 2.4 (Use of Adimab Materials) and Section 3.1(a) (Research License to Scholar Rock), Scholar Rock shall not license or sublicense (or grant an option to a license or sublicense to) any Program Antibody which is not an Optioned Antibody. Any license of any Optioned Antibody and any sublicense of the rights granted under this Section 3.2(b) (Development and Commercialization License and Assignment) shall be made solely pursuant to an agreement (a “Licensee Agreements”) that is consistent with all relevant terms and conditions of this Agreement and to Licensees who explicitly agree in writing to comply with all applicable terms of this Agreement, including Section 9.4 (Commitments Regarding Program-Benefited Antibodies) hereof, and which require such Licensees to indemnify Adimab Indemnitees to the same extent that such Adimab Indemnitees are indemnified pursuant to Section 8.2 hereof (Indemnification by Scholar Rock). Scholar Rock shall remain responsible for all payments and other performance obligations due under this Agreement, notwithstanding any license or sublicense that it may grant.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.3             Diligent Development and Commercialization. Scholar Rock shall, itself or through an Affiliate or a Licensee, devote Commercially Reasonable Efforts [***].

3.4              No Implied Licenses. Other than the licenses, options and assignments explicitly set forth in this Article 3 (Licenses; Option; Development & Commercialization) or in Article 5 (Intellectual Property), neither Party grants any intellectual property licenses, options or assignments to the other Party under this Agreement. This Agreement does not create any implied licenses.

3.5              Covenant Not to Exceed License. Each Party hereby covenants that it shall not practice any Patent or item of Know-How licensed to it under this Agreement outside the scope of the license to such Party set forth in this Agreement (or any subsequent agreement between the Parties providing for an additional license under such Patent or item of Know-How). Scholar Rock, its Affiliates and Licensees will not (i) research, develop, manufacture or commercialize Program-Benefited Antibodies other than Optioned Antibodies or (ii) research, develop, manufacture or commercialize Optioned Antibodies except as Products under this Agreement; provided however, that, for clarity, Scholar Rock, its Affiliates, Third Party service providers, Scholar Rock Collaborators and Licensees may use, research, develop, and manufacture Optioned Antibodies to compare the performance of such Optioned Antibodies in various assays against other antibodies (including Program Antibodies, Program-Benefited Antibodies, and commercial and research antibodies).

3.6              Bankruptcy Code. If this Agreement is rejected by a Party as a debtor under Section 365 of the United States Bankruptcy Code (or similar provision in the bankruptcy laws of another jurisdiction), then, notwithstanding anything else in this Agreement to the contrary, all licenses and rights to licenses granted under or pursuant to this Agreement (including those set forth in this Article 3 (Licenses; Option; Development & Commercialization) and those described in Article 9 (Term)) by the Party in bankruptcy to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (or similar provision in the bankruptcy laws of the jurisdiction), licenses of rights to "intellectual property" as defined under Section 101(35A) of the United States Bankruptcy Code (or similar provision in the bankruptcy laws of the jurisdiction).

article 4

FINANCIAL TERMS.

4.1              Technology Access Fee. Scholar Rock will pay to Adimab a [***] technology access fee of [***] dollars ($[***]) within [***] days of receipt of an invoice from Adimab.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.2              Research Stage Fees.

(a)               Research Funding. Scholar Rock shall pay Adimab an amount equal to [***] percent ([***]%) of the actual FTEs expended by Adimab in the performance of its obligations under each Research Program at the FTE Rate. Scholar Rock shall make such payments quarterly in arrears based on actual FTE usage. After the end of each calendar quarter, Adimab shall deliver to Scholar Rock a detailed invoice stating the number of FTEs that performed activities under the Research Programs during the prior calendar quarter. Scholar Rock shall pay all invoices within [***] days of Scholar Rock’s receipt of such invoice. Adimab shall keep adequate books and records of accounting for the purpose of calculating FTEs and amounts payable to Adimab with respect thereto, and Scholar Rock shall have the right to audit such records pursuant to Section 4.11, but reversing the roles of the Parties thereunder, mutatis mutandis. Each Research Plan shall include a forecast setting forth the estimated FTEs for such Research Program. If Adimab anticipates that its FTE expenditures will be more than [***] percent ([***]%) of the forecasted amount in any such Research Plan, Adimab shall obtain Scholar Rock’s approval of any such overage and in the absence of such approval, Adimab will cease work on such Research Program until receiving instruction from Scholar Rock to either (i) permanently cease work on such Research Program, (ii) decrease the amount of work based on a mutually-agreed revised Research Plan, and (iii) proceed as planned notwithstanding the overage.

(b)              Technical Milestones.

(i)               Technical Milestone I. On a Research Program-by-Research Program basis, Scholar Rock shall pay Adimab [***] dollars ($[***]) within [***] days of receipt of an invoice from Adimab following [***].

(ii)              Technical Milestone II. On a Research Program-by-Research Program basis, Scholar Rock shall pay Adimab [***] dollars ($[***]) within [***] days of receipt of an invoice from [***]. [***].

4.3              Option Fee. In order to exercise the Option under Section 3.2(a) (Option) for a Research Program, Scholar Rock shall pay to Adimab a [***] option exercise fee of either [***] dollars ($[***]) ([***]) or [***] dollars ($[***]) ([***] (a) [***] or (b) either of the Fibrosis Research Programs, regardless of whether such Fibrosis Research Program [***]) (in either case, an “Option Fee”), plus, in either case, an amount equal to any technical milestone payment which was not previously paid with respect to such Research Program and less, in either case, any Option Extension Fee(s) paid with respect to such Research Program.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.4              Milestone Payments.

(a)               Milestone Events. On a Product-by-Product basis, Scholar Rock shall report in writing to Adimab the achievement of each event (each, a “Milestone Event”) and pay the corresponding milestone payment (each, a “Milestone Payment”) to Adimab, each within [***] days after the achievement of the corresponding Milestone Event in the following table:

Milestone Event	Milestone Payments for [***]	Milestone Payments for [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(b)              Catch-Up Payments. Milestone Payments are payable one time per Product, the first time each is achieved for such Product, regardless of whether a Product covers more than one Target or is comprised of one or more Program-Benefited Antibodies; provided, however, if Scholar Rock later abandons a Product prior to the First Commercial Sale of such Product with respect to which it paid certain Milestone Payments, and Scholar Rock then proceeds to develop a backup for such Product, Scholar Rock will not be obligated to pay Milestone Payments that were previously paid with respect to the abandoned Product when such milestones are achieved by the backup Product, but will pay for any subsequent, previously unachieved milestones. The total Milestone Payments payable shall not exceed (i) [***] Dollars ($[***]) and (ii) [***] Dollars ($[***]). If a later-stage clinical Milestone Event is achieved for any Product without one or more earlier-stage clinical Milestone Events having been achieved for that Product, then Scholar Rock shall pay the Milestone Payment(s) for such previous clinical Milestone Event(s) along with the payment for the most recently achieved clinical-stage Milestone Event. If a Milestone Event related to filing for Marketing Approval is achieved without one or more of the clinical Milestone Events being achieved, then Scholar Rock shall pay the Milestone Payment(s) for such previous clinical Milestone Event(s) along with the payment for the first Milestone Event related to filing for Marketing Approval.

4.5              Royalties.

(a)               Royalty Payments. As to each Product sold during the applicable Royalty Term, on a Product-by-Product basis, Scholar Rock shall pay Adimab a royalty of either (i) [***] percent ([***]%) of annual worldwide Net Sales for [***] during the applicable Royalty Term for such Product in each country or (ii) [***] percent ([***]%) of annual worldwide Net Sales for [***] during the applicable Royalty Term for such Product in each country (in either case, “Royalty Payments”).

(b)              Adjustment for Multispecific Product. On a Multispecific Product-by-Multispecific Product and country-by-country basis, Scholar Rock may reduce the Royalty Payments with respect to such Multispecific Product to [***] percent ([***]%) of the otherwise applicable Royalty Payment during the applicable Royalty Term for such Multispecific Product in such country.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)               Adjustment for Third Party IP. If Scholar Rock or an Affiliate or Licensee enters into any Third Party Patent Licenses, then [***] percent ([***]%) of the amounts actually paid to the Third Party under the Third Party Patent License in consideration for a license to the Product in any given calendar quarter in any given country may be offset against the Royalty Payment or any Milestone Payment, if any, that would otherwise have been payable to Adimab hereunder; provided, however, that in no event shall the Royalty Payment or Milestone Payment owed to Adimab be reduced by more than [***] percent ([***]%) of the payment which would otherwise be due hereunder, with any excess amounts for such Third Party Patent Licenses carried forward into the next succeeding payment(s) until exhausted. It is understood, agreed and acknowledged that Adimab’s allowing Scholar Rock to claim the credit of this Section 4.5(c) (Adjustments for Third Party IP) as to any particular Third Party Patent License: (a) does not mean Adimab believes that the licensed Patents were infringed or Cover any aspect of the discovery or optimization work by Adimab; (b) does not mean Adimab agrees with Scholar Rock’s opinion as to the likelihood of success of a claim of such infringement or Coverage; (c) does not mean that Adimab believes Scholar Rock’s opinion as to any of the foregoing is reasonable; and (d) is not, will not be, and shall not be under any circumstances construed as an admission of any kind. Adimab may have many reasons not to challenge any given assertion of the credit of this Section 4.5(c) (Adjustment for Third Party IP) by Scholar Rock, including: (1) maintaining good relations with a counterparty; (2) an assessment that the costs of the credit are outweighed by the benefits of Scholar Rock having a license in place that makes it feel comfortable to proceed with the Product (resulting in a greater likelihood of milestones and royalties being paid to Adimab); (3) resource limitations that make it impracticable to challenge Scholar Rock’s assertion of such credit even though Adimab may disagree whether this is proper; and (4) reasons other than thinking that the relevant Patents Cover or were infringed.

(d)              Limit on Adjustments. Notwithstanding the application of any of the foregoing provisions, in no event will the Royalty Payments paid to Adimab by Scholar Rock with respect to a Product in a country be less than [***] percent ([***]%) of Net Sales for such Product in such country during the Royalty Term.

(e)               Know-How Royalty. For clarity, the Patent licenses granted to Scholar Rock under this Agreement are non-royalty-bearing and the Parties have negotiated Royalty Payments based on the value of the Know-How (primarily in the form of trade secrets) used in the generation of Optioned Antibodies that are licensed to Scholar Rock hereunder with the expectation that Scholar Rock will obtain its own Patent protection for Products.

(f)                Diagnostic Products; Animal Health Products. Notwithstanding anything to the contrary in this Agreement, in the event that Scholar Rock, its Affiliates or Licensees develops, manufactures or commercializes a Product for diagnostic use or animal health use, Scholar Rock shall share with Adimab [***] percent ([***]%) of any upfront, milestone payments, royalties or other consideration received from Third Parties with respect to such Product for diagnostic use or animal health use, and shall pay Adimab’s share of any such payments on a quarterly basis within [***] days after the end of the relevant calendar quarter for which such amount is received. Any sales of Product for diagnostic use or animal health use pursuant to a license hereunder shall not be included in Net Sales and the Milestone Payments in Section 4.4 shall not apply to any Product for diagnostic use or animal health use.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.6              Quarterly Payment Timings. All Royalty Payments due under Section 4.5 (Royalties) shall be paid quarterly within [***] days after the end of the relevant calendar quarter for which royalties are due.

4.7              Royalty Payment Reports. With respect to each calendar quarter, within [***] days after the end of the calendar quarter, Scholar Rock shall provide to Adimab a written report stating the number and description of all Products sold during the relevant calendar quarter; the gross sales associated with such sales; and the calculation of Net Sales on such sales, including the amount of any deduction provided for in the definition of Net Sales. The report shall provide all such information on a country-by-country and Product-by-Product basis.

4.8              Payment Method. All payments due under this Agreement to Adimab shall be made by bank wire transfer in immediately available funds to an account designated by Adimab. All payments hereunder shall be made in the legal currency of the United States of America, and all references to “$” or “dollars” shall refer to United States dollars (i.e., the legal currency of the United States).

4.9              Taxes. All payments under this Agreement are exclusive of all taxes (such as taxes imposed on the production, sale, delivery or use of a Product, including, without limitation, sales, use, excise or value added taxes) other than income taxes owed by Adimab as a result of the payments made hereunder. Scholar Rock will make all payments to Adimab under this Agreement without deduction or withholding except to the extent that any such deduction or withholding is required on payments made on transactions as a result of the fact that such payments are made from different countries. The Parties agree to cooperate with one another and use reasonable efforts to minimize obligations for any taxes required by applicable law to be withheld or deducted from any royalties, milestone payments or other payments made by Scholar Rock to Adimab under this Agreement, including by completing all procedural steps, and taking all reasonable measures, to ensure that any withholding tax is reduced or eliminated to the extent permitted under applicable law, including income tax treaty provisions and related procedures for claiming treaty relief. To the extent that Scholar Rock is required to deduct and withhold taxes on any payment to Adimab, Scholar Rock shall deduct and withhold such taxes and pay the amounts of such taxes to the proper government authority in a timely manner and promptly submit to Adimab an official tax certificate or other evidence of such withholding sufficient to enable Adimab to claim such payment of taxes. Scholar Rock shall provide Adimab with reasonable assistance in order to allow Adimab to recover, as permitted by applicable law, withholding taxes, value added taxes or similar obligations resulting from payments made hereunder or to obtain the benefit of any present or future treaty against double taxation which may apply to such payments. Adimab shall provide Scholar Rock with any tax forms that may be reasonably necessary in order for Scholar Rock to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral tax income treaty. Adimab shall use reasonable efforts to provide any such tax forms to Scholar Rock at least [***] days prior to the due date identified by Scholar Rock for any payment for which Adimab desires that Scholar Rock apply a reduced withholding rate. Scholar Rock shall make all payments due hereunder from the United States.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.10          Records; Inspection.

(a)               Scholar Rock shall keep complete and accurate records of its sales and other dispositions (including use in clinical trials, or provision on a compassionate use basis or as marketing samples) of Optioned Antibodies and Products including all records that may be necessary for the purposes of calculating all payments due under this Agreement. Scholar Rock shall make such records available for inspection by an accounting firm selected by Adimab and reasonably acceptable to Scholar Rock at Scholar Rock’s premises in the United States on reasonable notice during regular business hours for the sole purpose of verifying the accuracy of Scholar Rock’s Royalty Payments.

(b)              At Adimab’s expense no more than once per calendar year, Adimab has the right to retain an independent certified public accountant from a nationally recognized (in the U.S.) accounting firm reasonably acceptable to Scholar Rock to perform on behalf of Adimab an audit, conducted in accordance with U.S. generally accepted accounting principles (GAAP), of such books and records of Scholar Rock as are deemed necessary by the independent public accountant to report on Net Sales for the period or periods requested by Adimab and the correctness of any report or payments made under this Agreement. Any such auditor shall enter into a reasonable and customary confidentiality agreement prior to commencing any such audit and shall not disclose Scholar Rock’s confidential information to Adimab, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Scholar Rock or the amount of payments due by Scholar Rock under this Agreement.

(c)               If the audit reveals an underpayment, Scholar Rock shall promptly pay to Adimab the amount of such underpayment plus interest in accordance with Section 4.14 (Late Payments). If the audit reveals that the monies owed by Scholar Rock to Adimab has been understated by more than [***] percent ([***]%) for the period audited, Scholar Rock shall, in addition, pay the costs of such audit.

(d)              Adimab shall treat all information received from Scholar Rock in connection with any inspection or audit pursuant to this Section 4.10 (Records; Inspection) as Confidential Information of Scholar Rock.

4.11           Licensee Reports, Records and Audits. If Scholar Rock grants any Product licenses or sublicenses, Scholar Rock shall ensure that any agreements with such Licensees shall include an obligation for the Licensee to (i) maintain records adequate to document and verify the proper payments (including milestones and royalties) to be paid to Adimab; (ii) provide reports with sufficient information to allow such verification; and (iii) allow Adimab (or Scholar Rock if requested by Adimab) to verify the payments due.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.12          Foreign Exchange. If any currency conversion shall be required in connection with the calculation of amounts payable hereunder, such conversion shall be made using the exchange rates reported on the fifth (5th) business day prior the payment due date for the purchase and sale of U.S. dollars, as reported by the Wall Street Journal. With any payment in relation to which a currency conversion is performed to calculate the amount of payment due, Scholar Rock shall provide to Adimab a true, accurate and complete copy of the exchange rates used in such calculation.

4.13          Non-refundable, non-creditable payments. Each payment that is required under this Agreement is non-refundable and non-creditable except to the extent set forth in Section 4.5(c) (Adjustment for Third Party IP).

4.14          Late Payments. Any amount owed by Scholar Rock to Adimab under this Agreement that is not paid within the applicable time period set forth herein will accrue interest at the rate of [***] percent ([***]%) above the then-applicable short-term three-month London Interbank Offered Rate (LIBOR) as quoted in the Wall Street Journal (or if it no longer exists, a similarly authoritative source) calculated on a monthly basis, or, if lower, the highest rate permitted under applicable law.

article 5

Intellectual Property.

5.1              Ownership and Inventorship.

(a)               Program Patents and Program Inventions. Adimab shall solely own, regardless of inventorship, all Adimab Platform Patents and, prior to Option exercise, all Program Antibody Patents. On a Research Program-by-Research Program basis, from and after the date of Option exercise, Scholar Rock shall own, regardless of inventorship, the Optioned Program Antibody Patents and Adimab shall continue to own all other Program Antibody Patents, subject to the terms and conditions of this Agreement. Adimab shall solely own all Program Inventions that constitute Adimab Platform Technology Improvements and Adimab Platform Patents that Cover such Adimab Platform Technology Improvements. Scholar Rock shall solely own all Program Patents and Program Inventions (i) made solely by employees of, or others obligated to assign Program Inventions to, Scholar Rock, (ii) that are related or directed to any Targets (or the pathway or indication associated with such Targets) or the Scholar Rock Materials made solely by employees of, or others obligated to assign Program Inventions to, Adimab, and (iii) Joint Program Inventions to the extent that they are related or directed to any Targets or the Scholar Rock Materials (collectively, “Scholar Rock Program Inventions”). Program Inventions that are not related or directed to any Targets or the Scholar Rock Materials made solely by employees of, or others obligated to assign Program Inventions to, Adimab, and Joint Program Inventions to the extent that they are not related or directed to any Targets or the Scholar Rock Materials (“Other Inventions”) shall be owned by the Party that invented them.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)              Other Patents and Know-How. To avoid doubt, nothing in this Agreement shall alter the ownership of the Parties’ pre-existing Patents and Know-How.

(c)               Inventorship. Inventorship for purposes of this Agreement, and all intellectual property-related definitions in this Agreement, shall be determined in accordance with United States patent law.

5.2              Implementation.

(a)               Assignments. Each Party hereby assigns, and shall cause its Affiliates, licensees and sublicensees, and employees, subcontractors, consultants and agents of any of the foregoing, to assign, to the other Party Program Inventions, associated Patents, and Program Inventions as necessary to achieve ownership as provided in Section 5.1 (Ownership and Inventorship). Each assigning Party shall execute and deliver all documents and instruments reasonably requested by the other Party to evidence or record such assignment or to file for, perfect or enforce the assigned rights. Each assigning Party hereby appoints the other Party as attorney-in-fact solely to execute and deliver the foregoing documents and instruments if such other Party after making reasonable inquiry does not obtain them from the assigning Party. Each Party and its Affiliates shall perform its activities under this Agreement through personnel who have made a similar assignment and appointment to and of such Party or its Affiliate. Each assigning Party shall make its relevant personnel (and their assignments and signatures on such documents and instruments) reasonably available to the other Party for assistance in accordance with this Article 5 (Intellectual Property) at no charge.

5.3              Disclosure. During the Term, each Party shall promptly disclose to the other Party the making, conception or reduction to practice of any Program Inventions that would be Covered by Program Antibody Patents or in Scholar Rock’s case that are Adimab Platform Technology Improvements (which, to avoid doubt, are assigned to Adimab under this Agreement). Such disclosure shall occur as soon as possible, but in any case within [***] days after the Party determines such Program Inventions have been invented. To avoid doubt, this Section 5.3 (Disclosure) shall not be read to require Adimab to disclose Program Inventions constituting Adimab Platform Technology Improvements to Scholar Rock.

5.4              Program Patent Prosecution and Maintenance.

(a)              Adimab Platform Technology. Adimab shall have the sole right (but not the obligation) to file, prosecute, maintain, defend and enforce all Adimab Platform Patents and Patents within Adimab Other Technology, all at its own expense.

(b)              Program Antibody Patents. Scholar Rock shall have the sole right to file and prosecute all Program Antibody Patents, at Scholar Rock’s expense, and prior to Option exercise, recording Adimab as the sole assignee. Such right shall continue for the duration of the longer of the Evaluation Term (or Fibrosis Evaluation Term, as applicable) and, if Scholar Rock exercises the Option, the Term, subject to all of the following:

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(i)                Prior to Option exercise, Scholar Rock shall not file any Program Antibody Patent that discloses the sequence of any Program Antibody unless such Program Antibody Patent can be prevented from publishing.

(ii)              Prior to Option exercise, to the extent that individual Program-Benefited Antibodies represent distinct patentable inventions, they shall be disclosed in separate applications and not as a group (e.g., as a filing on multiple patentable inventions), unless Adimab consents in its discretion in writing in advance to another approach.

(iii)            If Scholar Rock does not exercise the Option during the Evaluation Term (or Fibrosis Evaluation Term, as applicable), with respect to a Target, then all Program Antibody Patents that had been filed (if any) related to such Target shall be promptly abandoned without being published and within [***] days after the Option expiring Scholar Rock shall make any and all filings necessary to result in such abandonment without publication (at Scholar Rock’s expense) and provide documentation thereof to Adimab, and the licenses to such Program Antibody Patents provided to Scholar Rock under Article 3 (Licenses; Option; Development & Commercialization) shall then expire.

(iv)             Scholar Rock shall ensure that the sequences of Non-Optioned Antibodies shall not become published.

(v)              Scholar Rock shall use Commercially Reasonable Efforts to [***].

(vi)             Scholar Rock shall be solely responsible for all costs of the activities under this Section 5.4(b) (Program Antibody Patents), except that to the extent Adimab hires counsel to review and comment on Scholar Rock’s prosecution in which case Adimab shall be solely responsible for the fees to such counsel.

(vii)            On a quarterly basis, Scholar Rock shall provide Adimab with a summary of all material actions filed with patent offices relating to the prosecution of the Program Antibody Patents. Scholar Rock may request, in its sole discretion, that Adimab review and comment on certain prosecution matters related to the Program Antibody Patents, including drafts of patent applications prior to filing such applications with the applicable patent offices.

(c)             Responsibility. It is understood and agreed that searching for, identification and evaluation of Third-Party Patents that may apply to any Program Antibodies based on sequence, Target, methods of treating using any Program Antibodies, or the like is the responsibility of Scholar Rock, and that Adimab shall have no responsibility for the foregoing nor liability if any such Third-Party Patents exist.

(d)             Scholar Rock Program Inventions. Scholar Rock shall be responsible, at its sole expense and in its sole discretion, to prepare, file, prosecute, enforce and maintain (including conducting or participating in interferences and oppositions) all Program Patents on Scholar Rock Program Inventions, other than Optioned Program Antibody Patents and Adimab Platform Technology Improvements (which, to avoid doubt, are both addressed above).

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.5              Infringement of Patents by Third Parties. Scholar Rock shall have the exclusive right, but not the obligation, in its sole discretion, to enforce the Optioned Program Antibody Patents against infringement through activities or conduct of a Third Party in the Field. Adimab shall cooperate fully with Scholar Rock bringing such action including by being joined as a party plaintiff if necessary to obtain standing for such action (at the expense of Scholar Rock).

5.6              Cooperation of the Parties. At the reasonable request of the responsible (as provided for in this Article 5 (Intellectual Property)) Party, the other Party agrees to cooperate fully in the preparation, filing, prosecution, enforcement and maintenance of any Program Patents under this Agreement. Such cooperation includes executing all papers and instruments (or causing its personnel to do so) reasonably useful to enable the other Party to apply for and to prosecute patent applications in any country; and promptly informing the other Party of any matters coming to such Party’s attention that may affect the preparation, filing, prosecution, enforcement or maintenance of any such Patents. Notwithstanding the foregoing, Adimab shall not be required pursuant hereto to disclose Adimab Platform Technology to Scholar Rock or to participate in any action against another Adimab customer.

article 6

CONFIDENTIALITY; PUBLICITY.

6.1              General Confidentiality Obligations.

(a)               Any and all confidential or proprietary information disclosed or provided to one Party by the other Party under this Agreement is the “Confidential Information” of the disclosing Party; provided, however, that, notwithstanding the foregoing, (i) Confidential Information which constitutes Know-How shall be owned by the Party which owns such Know-How as a result of the application of Article 5 (Intellectual Property), (ii) information embodied in Adimab Materials is Adimab’s Confidential Information, and (iii) information embodied in the Scholar Rock Materials and Research Plan and selection strategy for a Target provided by Scholar Rock for discovering Program Antibodies is Scholar Rock’s Confidential Information; provided, however, that, notwithstanding the foregoing, nothing herein shall prevent Adimab from collaborating with a Third Party, and in the course of such collaborations, using materials, research plans, or selection strategies which are similar to those used pursuant hereto so long as Adimab does not use Scholar Rock’s Confidential Information in determining to use such materials, research plans, or selection strategies.

(b)              To avoid doubt, prior to exercise of the Option, sequence information (whether as to amino acid sequence or nucleic acid sequence) with respect to Program Antibodies shall be deemed the Confidential Information of both Parties, except that from and after the date of Option exercise, the sequence information as to the CDRs of Optioned Antibodies shall solely be Confidential Information of Scholar Rock. For clarity, nothing herein shall prohibit Scholar Rock from disclosing sequence information with respect to Program Antibodies with its Third Party service providers or Scholar Rock Collaborators prior to exercise of the Option; provided, however, that, such disclosures are in accordance with the terms of Section 2.4 (Use of Adimab Materials) and Section 6.1(c) (General Confidentiality Obligations).

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)               Each Party shall receive and maintain the other Party’s Confidential Information in strict confidence. Neither Party shall disclose any Confidential Information of the other Party to any Third Party, except as otherwise provided in this Article 6. Neither Party shall use the Confidential Information of the other Party for any purpose other than as required to perform its obligations or exercise its rights hereunder. Each Party may disclose the other Party’s Confidential Information to the receiving Party’s employees, directors, consultants and contractors requiring access thereto for the purposes of this Agreement, provided, however, that prior to making any such disclosures, each such person shall be bound by written agreement to maintain Confidential Information in confidence and not to use such information for any purpose other than in accordance with the terms and conditions of this Agreement. Each Party agrees to take all steps necessary to ensure that the other Party’s Confidential Information shall be maintained in confidence including such steps as it takes to prevent the disclosure of its own proprietary and confidential information of like character. Each Party agrees that this Agreement shall be binding upon its employees and contractors involved in the activities contemplated hereby. Each Party shall take all steps necessary to ensure that its employees and contractors shall comply with the terms and conditions of this Agreement. The foregoing obligations of confidentiality and non-use shall survive, and remain in effect for a period of [***] years from, the termination or expiration of this Agreement in accordance with Article 9 (Term).

6.2              Exclusions from Nondisclosure Obligation. Information shall not be considered Confidential Information and the nondisclosure and nonuse obligations in Section 6.1 (General Confidentiality Obligations) shall not apply to the extent that the receiving Party can establish by competent written proof that such information:

(a)               at the time of disclosure is publicly known;

(b)               after disclosure, becomes publicly known by publication or otherwise, except by breach of this Agreement by such Party;

(c)               was in such Party’s possession at the time of the earlier of disclosure hereunder;

(d)               is received by such Party from a Third Party who has the lawful right to disclose the Confidential Information and who shall not have obtained the Confidential Information either directly or indirectly from the disclosing Party; or

(e)               is independently developed by such Party (i.e., without reference to Confidential Information of the disclosing Party).

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.3              Required Disclosures. If either Party is required, pursuant to a governmental law, regulation or order, to disclose any Confidential Information of the other Party, the receiving Party (i) shall give advance written notice to the disclosing Party, (ii) shall make a reasonable effort to assist the other Party to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required and (iii) shall use and disclose the Confidential Information solely to the extent required by the law or regulation.

6.4              Terms of Agreement. The terms of this Agreement are the Confidential Information of both Parties. However, each Party shall be entitled to disclose the terms of this Agreement under legally binding obligations of confidence and limited use to: legal, financial and investment banking advisors; and potential and actual investors, acquirers and licensees or sublicensees doing diligence and counsel for the foregoing. In addition, if legally required, a copy of this Agreement may be filed by either Party with the SEC (or relevant ex-U.S. counterpart). In that case, the filing Party will if requested by the other Party diligently seek confidential treatment for terms of this Agreement for which confidential treatment is reasonably available, and shall provide the non-filing Party reasonable advance notice of the terms proposed for redactions and a reasonable opportunity to request that the filing Party make additional redactions to the extent confidential treatment is reasonably available under the law. The filing Party shall seek and diligently pursue such confidential treatment requested by the non-filing Party.

6.5              Return of Confidential Information. Promptly after the termination or expiration of this Agreement for any reason, each Party shall return to the other Party all tangible manifestations of such other Party’s Confidential Information at that time in the possession of the receiving Party.

6.6              Publicity.

(a)               Press Releases. Either Party may publish a press release disclosing the existence of this Agreement (but not the financial terms hereof), subject to the other Party’s written approval of the language. Other than repeating information in such press release (or any subsequent mutually agreed press release), neither Party will generate or allow any further publicity regarding this Agreement or the transaction or research contemplated hereunder in which the other Party is identified, without giving the other Party the opportunity to approve such press release.

(b)              Announcement of Subsequent Events. The Parties recognize the importance of announcing the exercise of any Option and the achievement of Milestone Events, and agree that either Party may disclose these occurrences. At the disclosing Party’s request, such Party shall propose the text of the proposed press release to announce each such event and the other Party shall have the opportunity to review and approve such text (such approval not to be unreasonably withheld).

(c)               Bundled Press Releases. It is understood and agreed that Adimab sometimes issues press releases that group multiple achievements of Adimab (such as expanded collaborations, option exercises, and achievement of milestones). It is understood and agreed that Adimab may choose to group text from an approved press release, or the announcement of Option exercise and/or achievement of a Milestone Event with other accomplishments or events not relating to this Agreement and in such event, the only portion of the press release into which the Scholar Rock shall have a consent right (such consent not to be unreasonably withheld), shall be those portions that relate to this Agreement.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.7              Publication. Scholar Rock may publish or present the results of any Research Program and/or the results of evaluation of Program Antibodies (including during the applicable Evaluation Terms or Fibrosis Evaluation Terms, as applicable), in each case solely with respect to Program Antibodies and/or their Target(s), subject to the prior review by Adimab for patentability and protection of Adimab’s Confidential Information as provided in this Section 6.7 (Publication) and without disclosing Adimab Confidential Information (including sequence information that is Adimab’s Confidential Information) (and subject to Section 6.2 (Exclusions from Non-Disclosure Obligation)) unless approved of in advance in writing by Adimab in its sole discretion. During the applicable Evaluation Terms (or Fibrosis Evaluation Terms, as applicable), Scholar Rock will provide to Adimab the opportunity to review any proposed abstracts, manuscripts or summaries of presentations that cover such results. Adimab will respond in writing promptly and in no event later than [***] days after receipt of the proposed material with either approval of the proposed material or a specific statement of concern, based upon either the need to seek (i) patent protection or (ii) delete Adimab Confidential Information. In the event of concern, during the applicable Evaluation Terms (or Fibrosis Evaluation Terms, as applicable), Scholar Rock agrees not to submit such publication or to make such presentation that contains such information until Adimab is given a reasonable period of time (not to exceed [***] days) to seek patent protection for any material in such publication or presentation that it believes is patentable and that it has the right to patent, or to resolve any other issues, and, in any case, Scholar Rock will remove from such proposed publication any Confidential Information of Adimab as requested by Adimab.

6.8              Certain Data. The Parties recognize the need for Adimab to disclose the general capabilities of the Adimab Platform Technology. In connection therewith, notwithstanding this Article 6 (Confidentiality; Publicity), without disclosing Scholar Rock’s identity, the identity of the Target (although the class of Target may be disclosed as protein to protein complexes), or the sequence of any Program Antibody, Adimab shall be entitled to disclose generally Program Antibody attributes and Program Inventions, including the following: (a) Program Antibody binding affinities (kD), (b) expression range regarding Program Antibodies, (c) germline distribution of Program Antibodies, (d) Program Antibody format (i.e., monoclonal, Morrison bispecific, etc.), and (e) stage of development of Program-Benefited Antibodies.

article 7

REPRESENTATIONS AND WARRANTIES.

7.1              Mutual Representations. Each of Adimab and Scholar Rock hereby represents and warrants to the other of them that the representing and warranting Party is duly organized in its jurisdiction of incorporation; that the representing and warranting Party has the full power and authority to enter into this Agreement; that this Agreement is binding upon the representing and warranting Party; that this Agreement has been duly authorized by all requisite corporate action within the representing and warranting Party; and that the execution, delivery and performance by the representing and warranting Party of this Agreement and its compliance with the terms and conditions hereof does not and shall not conflict with or result in a breach of any of the terms and conditions of or constitute a default under (a) any agreement or other instrument binding or affecting it or its property, (b) the provisions of its bylaws or other governing documents or (c) any order, writ, injunction or decree of any governmental authority entered against it or by which any of its property is bound.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.2              Representations of Adimab. Adimab hereby represents and warrants to Scholar Rock that, as of the Effective Date:

(a)               There are no complaints filed in court or, to Adimab’s knowledge, otherwise threatened, relating to Adimab Platform Patents which, if decided in a manner adverse to Adimab, would materially affect Adimab’s practice of the Adimab Platform Technology or Scholar Rock’s rights as contemplated by this Agreement.

(b)              There are no judgments or settlements against Adimab or its Affiliates or to which they are Party which would materially affect Adimab’s practice of the Adimab Platform Technology as contemplated in this Agreement. Adimab is not party to any settlement discussions that, if concluded as of the Effective Date, would result in a settlement which would materially affect Adimab’s practice of the Adimab Platform Technology or Scholar Rock’s rights as contemplated in this Agreement.

(c)               To Adimab’s knowledge, the conception, development and reduction to practice of the Adimab Platform Technology, as it exists on the Effective Date, have not constituted or involved the misappropriation of trade secrets, know-how or similar rights or property of any person; provided, however, for clarity, Excluded Technology is specifically excluded from such representation.

(d)              To Adimab’s knowledge, the practice of the Adimab Platform Technology as practiced by Adimab as of the Effective Date, does not, and will not, during the Term, infringe a valid, issued Patent or any pending published Patent applications, in each case, owned by a Third Party; provided, however, Excluded Technology is specifically excluded from such representation.

(e)               The practice of the Adimab Platform Technology as practiced by Adimab as of the Effective Date, does not, and will not, during the Term, infringe U.S. Patent No. 9,012,181 titled “Multi-chain eukaryotic display vectors and thereof” and its progeny.

(f)                To Adimab’s knowledge, the Adimab Platform Technology will not misappropriate any trade secret of any Third Party (excluding, to be clear, any misappropriation associated with Scholar Rock’s provision of the Scholar Rock Materials or any Know-How provided by Scholar Rock or used by Scholar Rock under a Research Program); provided, however, for clarity, Excluded Technology is specifically excluded from such representation.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.3             DISCLAIMER OF WARRANTIES. OTHER THAN THE EXPRESS WARRANTIES OF SECTION 7.1 (MUTUAL REPRESENTATIONS) AND SECTION 7.2 (REPRESENTATIONS OF ADIMAB), Each party DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT ANY PRODUCTS DEVELOPED UNDER THIS AGREEMENT ARE FREE FROM THE RIGHTFUL CLAIM OF ANY THIRD PARTY, BY WAY OF INFRINGEMENT OR THE LIKE OR THAT ANY PROGRAM PATENTS WILL ISSUE OR BE VALID OR ENFORCEABLE OR THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY PRODUCT HEREUNDER WILL BE SUCESSFUL.

article 8

INDEMNIFICATION

8.1              Indemnification by Adimab. Adimab hereby agrees to indemnify, defend and hold harmless (collectively, “Indemnify”) Scholar Rock, its Affiliates and its and their directors, officers, agents and employees (collectively, “Scholar Rock Indemnitees”) from and against any and all liability, loss, damage or expense (including without limitation reasonable attorneys’ fees) (collectively, “Losses”) they may suffer as the result of Third-Party claims, demands and actions (collectively, “Third-Party Claims”) arising out of or relating to (a) any breach of a representation or warranty made by Adimab under Article 7 (Representations and Warranties), , (b) a material breach of any of Adimab’s obligations under this Agreement, or (c) the negligence or intentional misconduct of Adimab Indemnitees; except, in each case, to the extent of any Losses for which Scholar Rock is required to Indemnify Adimab pursuant to Section 8.2 (Indemnification by Scholar Rock).

8.2              Indemnification by Scholar Rock. Scholar Rock hereby agrees that it and its Licensees shall Indemnify Adimab, its Affiliates and its and their directors, officers, agents and employees (collectively, “Adimab Indemnitees”) from and against any and all Losses they may suffer as the result of Third-Party Claims arising out of or relating to (a) any breach of a representation or warranty made by Scholar Rock under Article 7 (Representations and Warranties), (b) Scholar Rock’s research, testing, development, manufacture, use, sale, distribution, licensing and/or commercialization of Program-Benefited Antibodies and/or Products (but, for clarity, excluding any activities conducted by Adimab under this Agreement other than the use of Scholar Rock Materials, including the practice of the Adimab Platform Technology pursuant hereto), (c) Adimab’s use of any Scholar Rock Materials, (d) the use by Scholar Rock or its Licensees of any Excluded Technology, (e) material breach of any of Scholar Rock’s obligations under this Agreement, or (f) the negligence or intentional misconduct of Scholar Rock Indemnitees; except in each case to the extent of any Losses for which Adimab is required to Indemnify Scholar Rock pursuant to Section 8.1 (Indemnification by Adimab).

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.3              Indemnification Procedures. Each of the foregoing agreements to Indemnify is conditioned on the relevant Adimab Indemnitees or Scholar Rock Indemnitees (i) providing prompt written notice of any Third-Party Claim giving rise to an indemnification obligation hereunder, (ii) permitting the indemnifying Party to assume full responsibility to investigate, prepare for and defend against any such Third-Party Claim (as, but only to the extent and for such period of time, such Third-Party Claim solely involves monetary damages and such indemnifying Party agrees in writing with such indemnified Party that the indemnifying Party shall be solely responsible for any and all such monetary damages), (iii) providing reasonable assistance in the defense of such claim at the indemnifying Party’s reasonable expense, and (iv) not compromising or settling such Third-Party Claim without the indemnifying Party’s advance written consent. If the Parties cannot agree as to the application of the foregoing Sections 8.1 (Indemnification by Adimab) and 8.2 (Indemnification by Scholar Rock), each may conduct separate defenses of the Third-Party Claim, and each Party reserves the right to claim indemnity from the other in accordance with this Article 8 (Indemnification) upon the resolution of the underlying Third-Party Claim.

8.4              Limitation of Liability. EXCEPT TO THE EXTENT SUCH PARTY MAY BE REQUIRED TO INDEMNIFY THE OTHER PARTY UNDER THIS ARTICLE 8 (INDEMNIFICATION) OR AS REGARDS A BREACH OF A PARTY’S RESPONSIBILITIES PURSUANT TO ARTICLE 6 (CONFIDENTIALITY; PUBLICITY), NEITHER PARTY NOR ITS RESPECTIVE AFFILIATES SHALL BE LIABLE FOR ANY SPECIAL, INDIRECT, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES HEREUNDER, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE.

article 9

TERM.

9.1              Term. The term (the “Term”) of this Agreement shall commence on the Effective Date and shall expire (a) in the event that no Option is exercised, upon the conclusion of the last-to-expire Evaluation Term (or Fibrosis Evaluation Term, as applicable); or (b) in the event that an Option is exercised, on a country-by-country and Product-by-Product basis on the expiration of the last Royalty Term for a Product in the particular country, in each case, unless earlier terminated by a Party as set forth below in this Article 9 (Term). On expiration under subsection (b) in the particular country, the license of Section 3.2(b)(ii) for the corresponding Product and its Optioned Antibody shall automatically convert to a perpetual, irrevocable, non-exclusive and fully paid-up license in such country.

9.2              Material Breach. Either Party may terminate this Agreement for the material breach of this Agreement by the other Party, if such breach remains uncured [***] days following notice from the non-breaching Party to the breaching Party specifying such breach; provided, however, that if cure of such breach cannot reasonably be effected within such [***] day period, the breaching party may deliver to the non-breaching Party a plan reasonably calculated to cure such breach within a reasonable timeframe, but in no event longer than an additional [***] days. Following delivery of such a plan, the breaching Party will carry out the plan and cure the breach. If there is a good faith dispute as to the existence or cure of a breach or default pursuant to this Section 9.2 (Material Breach), all applicable cure periods will be tolled during the existence of such good faith dispute and no termination for a breach which is disputed in good faith will become effective until such dispute is resolved pursuant to the process set forth in Section 10.2 (Dispute Resolution).

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.3              Termination by Scholar Rock. Scholar Rock may terminate this Agreement in its entirety for any reason upon [***] days prior written notice to Adimab.

9.4              Commitments Regarding Program-Benefited Antibodies. It is the intent of the Parties that Scholar Rock and its Licensees will pay the Option Fee, Milestone Payments and Royalty Payments in accordance with Article 4 (Financial Terms) with respect to Program-Benefited Antibodies researched, developed, manufactured and commercialized by Scholar Rock or its Licensees. Accordingly, the Parties agree that if Scholar Rock or any of its Licensees researches, develops, manufactures, or commercializes any Program-Benefited Antibody, then Scholar Rock shall pay to Adimab the fees set forth in Article 4 (Financial Terms), including the Option Fee, Milestone Payments and Royalty Payments, as applicable, on the Program-Benefited Antibody as (or as if) a Product under this Agreement. In the event that Scholar Rock is unwilling or unable to pay such fees to Adimab (because, for example, of the dissolution of Scholar Rock for bankruptcy or other reasons), then each Licensee shall make such payments directly to Adimab. If this Agreement expires or terminates in its entirety (other than an expiration under Section 9.1 (Term) following an Option exercise after all applicable Royalty Terms have expired), or in part, Scholar Rock hereby covenants that unless Scholar Rock agrees in writing to pay Adimab the fees set forth in Article 4 (Financial Terms) with respect to products containing a Program-Benefited Antibody as if such products were Products. Scholar Rock and its Affiliates (a) shall not research, develop, manufacture or commercialize any Program-Benefited Antibody or Product containing such a Program-Benefited Antibody, (b) shall not license or otherwise grant rights to any entity to do the foregoing, and (c) shall not practice, license or assign to a Third Party, option to a Third Party or covenant not to sue a Third Party with respect to such Program-Benefited Antibodies, or products containing them. In the event that Scholar Rock actually pays Adimab payments as set forth in Article 4 (Financial Terms) with respect to products containing Program-Benefited Antibodies as if such products were Products, then Adimab shall not, directly or indirectly, assert any claim against Scholar Rock or its Affiliates, successors in interest, acquirers (whether of Scholar Rock or of all or substantially all of the assets of Scholar Rock relating to the subject matter of this Agreement), licensees, sublicensees, distributors or end users, with respect to the research, development, manufacture, have manufactured, sale, offering for sale, import or export of any product containing such Program-Benefited Antibody, for infringement of any Optioned Program Antibody Patents, Adimab Platform Patents and any Know-How transferred by Adimab to Scholar Rock in the context of any Optioned Antibody, with respect to Optioned Antibody(ies). The foregoing covenant shall be binding on all of Adimab’s Affiliates and successors in interest under this Agreement, and any exclusive licensees, exclusive sublicensees, and assignees of any Optioned Program Antibody Patents, Adimab Platform Patents and any Know-How transferred by Adimab to Scholar Rock in the context of any Optioned Antibody, regarding Optioned Antibody(ies), and Adimab shall as a condition of assigning this Agreement, or providing the applicable exclusive license, exclusive sublicense or assignment, obtain a contractual commitment from the applicable entity receiving rights to comply with such covenant.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.5              Survival in All Cases. Termination of this Agreement shall be without prejudice to or limitation on any other remedies available to nor any accrued obligations of either Party. In addition, Sections 2.3 (Reports; Records), 2.4 (Use of Adimab Materials), 2.5 (Use of Scholar Rock Materials), 2.6 (Certain Restrictions on the Use of Antibodies), 3.4 (No Implied Licenses), 3.5 (Covenant Not to Exceed License), 4.6 (Quarterly Payment Timings) through 4.14 (Late Payments) (with respect to payment obligations outstanding or having accrued as the effective date of termination or expiration), 5.1 (Ownership and Inventorship), 5.2 (Implementation), 5.4 (Program Patent Prosecution and Maintenance), 5.6 (Cooperation of the Parties), and 7.3 (Disclaimer of Warranties), and Articles 1 (Definitions), 6 (Confidentiality; Publicity), 8 (Indemnification), 9 (Term) and 10 (Miscellaneous) shall survive any expiration or termination of this Agreement.

9.6              Return of Adimab Materials. Scholar Rock shall either return to Adimab or destroy all Adimab Materials (other than Adimab Materials relating to Optioned Antibodies) upon expiration or termination of the Evaluation Term (or Fibrosis Evaluation Term, as applicable) without the Option being exercised, and all Adimab Materials on expiration or termination of this Agreement.

9.7              Survival of Sublicenses. In the event that (a) Scholar Rock has entered into a Licensee Agreement consistent with the terms of this Agreement (including the provisions of Section 3.2(b)(iii) (Licensees)) or Scholar Rock has entered into a Scholar Rock Collaborator Agreement consistent with the terms of this Agreement (including the provisions of Section 2.4 (Use of Adimab Materials)), (b) this Agreement is terminated, and (c) such Licensee Agreement or Scholar Rock Collaborator Agreement is in effect at the time of such termination, then such Licensee Agreement or Scholar Rock Collaborator Agreement will survive such termination of this Agreement, provided that the Licensee or Scholar Rock Collaborator assumes all of Scholar Rock’s obligations hereunder with respect to the Program-Benefited Antibodies covered by such Licensee Agreement (including those obligations set forth in Section 2.3(b) (Reports; Records By Scholar Rock)) and pays to Adimab all amounts that would have been due to Adimab from Scholar Rock as a result of Licensee’s or Scholar Rock Collaborator’s activities (including those obligations set forth in Article 4 (Financial Terms)) and otherwise accepts Scholar Rock’s responsibilities hereunder, including those set forth in Section 9.4 (Commitments Regarding Program-Benefited Antibodies).

article 10

MISCELLANEOUS.

10.1          Independent Contractors. The Parties shall perform their obligations under this Agreement as independent contractors. Nothing contained in this Agreement shall be construed to be inconsistent with such relationship or status. This Agreement and the Parties’ relationship in connection with it shall not constitute, create or in any way be interpreted as a joint venture, fiduciary relationship, partnership, or agency of any kind.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.2          Dispute Resolution.

(a)               Initial Dispute Resolution. Either Party may refer any dispute in connection with this Agreement (“Dispute”) not resolved by discussion of the Alliance Managers to senior executives of the Parties (for Adimab, its CEO or his designee and for Scholar Rock, its CEO or his designee) for good-faith discussions over a period of not less than [***] days (the “Senior Executives Discussions”). Each Party will make its executives reasonably available for such discussions.

(b)              Disputes Not Resolved Between the Parties. If the Parties are unable to resolve the dispute through the Senior Executives Discussions within such [***] days, then either Party may, as the sole and exclusive means for resolving disputes under this Agreement, proceed to demand confidential arbitration by written notice to the other Party and making a filing with the AAA in accordance with Section 10.2(c) (Arbitration). For clarity, each Party hereby acknowledges that both the fact of and nature of a dispute is the Confidential Information of both Parties, and any disclosure of the fact of or the nature of such a dispute would be highly damaging to the non-disclosing Party.

(c)               Arbitration.

(i)               Any Dispute referred for arbitration shall be finally resolved by binding arbitration in accordance with the most applicable rules of the American Arbitration Association (“AAA”) and judgment on the arbitration award may be entered in any court having jurisdiction.

(ii)              The arbitration shall be conducted by a panel of three (3) people experienced in the business of biopharmaceuticals. If the issues in dispute involve scientific, technical or commercial matters, then any arbitrator chosen under this Agreement shall have educational training and/or industry experience sufficient to demonstrate a reasonable level of relevant scientific, technical and commercial knowledge as applied to the pharmaceutical industry. If the issues in dispute involve patent matters, then at least one (1) of the arbitrators shall be a licensed patent attorney or otherwise knowledgeable about patent law matters. Within [***] days after a Party demands arbitration, each Party shall select one person to act as arbitrator, and the two Party-selected arbitrators shall select a third arbitrator within [***] days after their own appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, then the third arbitrator shall be appointed by the AAA. The place of arbitration shall be Boston, Massachusetts. All proceedings and communications as part of the arbitration shall be in English. Following selection of the third arbitrator, the arbitrators shall complete the arbitration proceedings and render an award within [***] months after the last arbitrator is appointed.

(iii)             Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees or arbitration, unless in each case the arbitrators agree otherwise, which they are hereby empowered, authorized and instructed to do if they determine that to be fair and appropriate.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(iv)             Except to the extent necessary to confirm an award or as may be required by law, regulation, or the requirement of any exchange on which a Party’s shares are traded, neither Party shall disclose the existence, content or results of an arbitration under this Agreement without the prior written consent of the other Party.

(v)               In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the subject matter of the Dispute would be barred by the applicable statute of limitations under Massachusetts law.

10.3          Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, excluding its conflicts of laws principles.

10.4          Entire Agreement. This Agreement (including its Exhibits) set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and supersedes and terminates all prior agreements and understandings between the Parties with respect to such subject matter. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the Parties.

10.5          Assignment. Neither Party may assign in whole or in part this Agreement without the advance written consent of the other Party, except as set forth in the following sentence. Either Party may assign this Agreement in its entirety to the successor to all or substantially all of its stock or assets to which this Agreement relates in connection with its merger with, or the sale of all or substantially all of its stock or assets to which this Agreement relates to, another entity, regardless of the form of the transaction. Also, Scholar Rock may assign its rights and obligations under this Agreement in full or in part on a Target-by-Target and field-by-field basis, without the advance written consent of Adimab, to any Affiliate or Third Party to which Scholar Rock licenses or assigns all or substantially all of its material assets that are specific to antibodies directed to such Target (including any related Patents, Optioned Antibodies and Products) or field (e.g. human use, diagnostic use, or animal health use). Further, upon written request by Scholar Rock, a separate document will be created and signed between the Parties and such Affiliate or Third Party addressing solely the rights and obligations in relation to such Target or field (and its related Know-How, Patents Optioned Antibodies and Products), and such Target or field shall no longer be subject to this Agreement with any conforming changes to be reflected in an amendment to this Agreement (e.g. removing the applicable Target or field), and Scholar Rock shall pay Adimab’s reasonable legal fees associated with the preparation and review of such documents. In addition, Adimab may assign this Agreement or any of its rights under this Agreement, in connection with the sale of, monetization of, transfer of, or obtaining financing on the basis of the payments due to Adimab under this Agreement or debt or project financing in connection with this Agreement. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Any assignment of this Agreement not made in accordance with this Agreement is prohibited hereunder and shall be null and void.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.6          Severability. If one or more of the provisions in this Agreement are deemed unenforceable by law, then such provision shall be deemed stricken from this Agreement and the remaining provisions shall continue in full force and effect.

10.7           Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by a Force Majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting Force Majeure continues and the nonperforming Party takes reasonable efforts to remove the condition, but no longer than [***] months.

10.8            Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, delivered by express delivery service or personally delivered. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

If to Adimab:

Adimab, LLC

7 Lucent Drive

Lebanon, NH 03766

Attention: General Counsel

with a required copy to:

Attention: Head, Business Development at the same address.

In the case of Scholar Rock:

Scholar Rock, Inc.

620 Memorial Drive

Cambridge, MA 02139

Attention: CEO

10.9          Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.10          Headings. The headings for each article and section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on, nor to be used to interpret, the meaning of the language contained in the particular article or section.

10.11          No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the subsequent enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time executed by an authorized officer of the waiving Party.

10.12         Performance by Affiliates. A Party may perform some or all of its obligations under this Agreement through Affiliate(s) or may exercise some or all of its rights under this Agreement through Affiliates. However, each Party shall remain responsible and be guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance as if such Party were performing such obligations itself, and references to a Party in this Agreement shall be deemed to also reference such Affiliate. In particular and without limitation, all Affiliates of a Party that receive Confidential Information of the other Party pursuant to this Agreement shall be governed and bound by all obligations set forth in Article 6 (Confidentiality; Publicity), and shall (to avoid doubt) be subject to the intellectual property assignment and other intellectual property provisions of Article 5 (Intellectual Property) as if they were the original Party to this Agreement (and be deemed included in the actual Party to this Agreement for purposes of all intellectual property-related definitions). A Party and its Affiliates shall be jointly and severally liable for their performance under this Agreement.

10.13          Counterparts. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and which collectively shall be deemed to be one and the same instrument. In addition, signatures may be exchanged by facsimile or PDF.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

In Witness Whereof, the Parties have by duly authorized persons executed this Agreement as of the Amendment Effective Date.

Scholar Rock, Inc.:		Adimab, LLC:

By:	/s/ Nagesh K. Mahanthappa	By:	/s/ Tillman Gerngross

Title	CEO & President	Title	CEO

Date:	March 12, 2019	Date:	March 12, 2019

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibits List

A – Target Questionnaire

B – Form Of Research Plan

C – Program Antibodies From The Oncology Research Program

D – Program Antibodies From The CI Fibrosis Research Program

E – Program Antibodies From The CD Fibrosis Research Program

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A

Target Questionnaire

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B

Form Of Research Plan

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit C

Program Antibodies From The Oncology Research Program

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit D

Program Antibodies From The CI Fibrosis Research Program

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit E

Program Antibodies From The CD Fibrosis Research Program

*** Confidential Treatment Requested ***

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

*** Confidential Treatment Requested ***